Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
September 30, 1997



        Expected B Maturity                         11/17/97


        Blended Coupon                               5.89399%



        Excess Protection Level
          3 Month Average   4.58%
            September, 1997   4.77%
            August, 1997   4.47%
            July, 1997   4.49%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.80%


        Base Rate                                    7.89%


        Over 35 Day Delinquency                      4.84%


        Seller's Interest                           12.31%


        Total Payment Rate                          12.46%


        Total Principal Balance                     $ 30,549,822,447.26


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,759,687,928.77